Title 1 Footnote. Keefe, Bruyette & Woods 2017 Community Bank Investor Conference August 1, 2017 William Parent - Chief Executive Officer Transformation. Diversification. Growth.

Forward-Looking Statements This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statement contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: our ability to implement successfully our business strategy, which includes significant asset and liability growth; changes that could adversely affect the business in which the Company and the Bank are engaged; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services. For additional information on some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. 2

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Building Franchise Value Experienced leadership team Upgraded leverageable infrastructure Diversified business model Strong direct lending capabilities Strong asset quality Attractive deposit mix with ongoing growth Improving spread / fee revenue diversity 4

Attractive Footprint 5 Blue Hills Bank branch Loan production office Nantucket Bank branch

Loan Driven Growth



Total assets ($ million)
2,500
2,000
1,500
1,000
500
0
$911
$971
$1,229
$1,314
$1,728
$2,114
$2,470
$2,514
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
6/30/2017



Net loans ($ million)
2,500
2,000
1,500
1,000
500
0
$202
$277
$488
$765
$1,133
$1,523
$1,913
$2,046
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
6/30/2017

Note: Securities are $294 million, or 12% of assets, at June 30, 2017, compared to 60% at December 31, 2010.

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Blue Hills Bancorp, Inc.

Well Diversified Portfolio 7 Loan composition at 6/30/2017 Loan composition at 12/31/10 $2.0 billion $204 million Other Loans 6% Residential 94% Consumer 1% Construction 4% C&I 11% CRE 37% Home Equity 4% Residential 43%

Valuable Origination Platform 8 Residential mortgages ($ million) Commercial & construction loans ($ million) Originations Purchases 600 500 400 300 200 100 0 2010 2011 2012 2013 2014 2015 2016 1H '17 $69 $134 $166 $176 $237 $272 $539 $230 Originations Purchases 600 500 400 300 200 100 0 2010 2011 2012 2013 2014 2015 2016 1H '17 $0 $2 $178 $305 $243 $325 $359 $193 56 13 88 46 89 77 104 72 66 236 171 36 13 526 108 70 186 119 72 171 295 30 85 274 5 225 62 131

Securities Restructuring MBS / CMO 69% GSE 11% Treasury 8% Asset Backed 8% Equity 4% • Securities reduced to 12% of total assets at 6/30/17 from 60% at 12/31/10. • All debt securities classified as Held to Maturity (yield = 2.03%; duration = 3.33 years) at 6/30/17. • Mutual fund portfolio sold Q1'17. • Corporate bond portfolio sold Q2'17. • Actions eliminate earnings volatility from securities gains/losses and mutual fund dividends. • Portfolio now managed in-house, eliminating annual investment fees of $400,000. Securities Portfolio as of 6/30/17 9 $294 million

Improved Deposit Mix 10 Deposits ($ million) Deposit composition At 12/31/2010 At 6/30/2017 Cost of deposits: 1.60% in 2010 0.74% in 1H' 17 2,500 2,000 1,500 1,000 500 0 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 6/3 0/2 01 7 $754 $756 $818 $915 $1,213 $1,434 $1,809 NOW & Demand 10% Savings 23% Money market 2% CDs 65% NOW & Demand 18% Savings 13% Money market 37% CDs 32% $1,965

Net Interest Income Growth 11 Net interest income ($ millions) and net interest margin (1) Adjusted net interest margin excludes the impact of volatile items: mutual fund dividends, purchase accounting accretion and accelerated bond amortization/accretion. 70 60 50 40 30 20 10 0 2013 2014 2015 2016 $25.1 $42.4 $49.6 $57.0 Net Interest Margin Reported Adjusted (1) 1H '17 2.74% 2.72% 2016 2.68% 2.66% 2015 2.83% 2.64% 2014 2.81% 2.57% 2013 2.24% 2.23% Net Interest Income ($ millions) 40 30 20 10 0 1H '16 1H '17 $26.5 $32.3

Improving Core Fee Income Note: Core fee income includes deposit account fees, interchange & ATM fees, mortgage banking revenue, and loan level derivative income (CRE loan swaps) 12 Core fee income ($ millions) 10 9 8 7 6 5 4 3 2 1 0 2012 2013 2014 2015 2016 1H '16 1H '17 $2.7 $4.1 $4.2 $5.2 $7.7 $3.1 $4.9

Leverageable Infrastructure 13 Core noninterest expense* ($ millions) and employees at period end (#) *Core noninterest expense excludes one-time costs related to the charitable foundation, mutual-to-stock conversion, Nantucket acquisition and restructuring of incentive and benefit plans. Core noninterest expense Full-time equivalent employees 70 60 50 40 30 20 10 0 2010 2011 2012 2013 2014 2015 2016 1H '17 $17.4 $21.0 $26.3 $29.2 $40.6 $44.1 $51.7 $53.6 103 122 141 147 202 209 228 230 annualized

Noninterest Expense Growth (dollars in thousands) 14 Q2 '17 LTM 2016 2015 Reported Noninterest Expense $ 53,509 $ 51,746 $ 44,082 Less: Equity Plans (5,126) (4,868) (1,124) effective Q4'15 Less: Seaport Branch (1,238) (476) (17) opened in Q4‘16 Less: Westwood Branch (957) (982) (484) opened in Q4'15 Adjusted Noninterest Expense $ 46,188 $ 45,420 $ 42,457 Note: Growth in adjusted noninterest expense includes costs related to the expansion of the mortgage business, the onboarding of new asset-based lending and municipal banking businesses, and relocating to a new headquarters.

Improvement in Earnings (dollars in thousands) 15 1H '17 2016 2015 2014(1) Pre-Tax Income $ 15,674 $ 12,458 $ 10,064 $ 8,014 Less: NRS Gain (5,947) — — — Less: Pension Curtailment Gain — — — (1,304) Less: Securities (Gains) & Losses 94 (1,280) (1,968) (2,515) Less: BOLI Death Benefits — (506) — (182) Less: Mutual Fund Dividends — (961) (3,647) (3,603) Adjusted Pre-tax income $ 9,821 $ 9,711 $ 4,449 $ 410 (1) Pre-tax income for 2014 excludes Nantucket acquisition expenses, mutual-to-stock conversion expenses, and the Charitable Foundation contribution. Note: Equity plan expense of $2,745, $4,868 and $1,124 included in 1H '17, 2016 and 2015, respectively; no comparable expense in 2014.

Positive Operating Leverage (dollars in thousands) 16 1H '17 1H '16 % Change Net Interest Income $ 32,289 $ 26,517 Noninterest Income 11,326 4,188 Less: NRS gain (5,947) — Less: Securities (Gains) / Losses 94 (420) Less: BOLI Death Benefit Gains — (209) Adjusted Revenue 37,762 30,076 26% Noninterest Expense 26,766 25,003 7% Adjusted pre-tax, pre-loan loss provision earnings $ 10,996 $ 5,073 117% Adjusted Efficiency Ratio (1) 71% 83% (1) Excluded from the calculation of adjusted efficiency ratio are the NRS gain, securities gains/losses, and BOLI death benefit gains. Note: Efficiency ratio was 67% in Q2 '17

Reserve Coverage 17 Loan loss reserve, % of total loans Note: Trend reflects the migration from using national FDIC historical loss rates to the Company's own loss experience. 2.0% 1.5% 1.0% 0.5% 0.0% 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 6/3 0/2 01 7 1.21% 1.25% 1.13% 1.25% 1.13% 1.11% 0.97% 0.97%

Nonperforming Assets 18 NPAs, % of assets 1.00% 0.75% 0.50% 0.25% 0.00% 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 6/3 0/2 01 7 0.18% 0.28% 0.18% 0.13% 0.26% 0.51% 0.36% 0.51% Note: Approximately one-third of NPAs at 6/30/2017 relates to loans secured by one income property.

Challenges and Opportunities Ahead 19 Improve returns and financial ratios Generate operating leverage Closely manage rate risk position Grow core deposit funding Grow small business, commercial and municipal deposits Explore opening de novo branches in select markets (none planned for 2017) Disciplined acquisitions Diversify asset generation capabilities Maintain credit focus Diversify portfolio risk parameters Expand mortgage banking capabilities Deploy excess capital TCE ratio was 23.7% at 9/30/14; 15.5% at 6/30/17 Organic growth Buybacks and Dividends (Buybacks through 6/30/17 = $37.4 million) M&A opportunities Enhance franchise value Continue brand awareness progress Broaden customer relationships Manage talent development and retention

Appendix 20

21 $000 June 30, 2017 Dec. 31, 2016 Dec. 31, 2015 Cash and equivalents $51,111 $30,496 $33,298 Securities available for sale, at fair value 10,437 204,836 231,690 Securities held to maturity, at amortized cost 283,672 201,027 200,141 FHLB Stock, at cost 11,943 13,352 13,567 Loans held for sale 6,789 2,761 12,877 Total loans 2,066,094 1,931,621 1,540,377 Allowance for loan losses (19,917) (18,750) (17,102) Loans, net 2,046,177 1,912,871 1,523,275 Premises and equipment, net 22,004 22,034 20,015 Accrued interest receivable 5,362 6,057 5,344 Goodwill and core deposit intangible 10,091 10,560 11,785 Net deferred tax asset 8,184 10,146 10,665 Bank-owned life insurance 32,533 32,015 31,626 Other assets 25,606 23,537 20,060 Total assets $2,513,909 $2,469,692 $2,114,343 Deposits $1,965,263 $1,808,687 $1,433,849 Short-term borrowings — 146,000 205,000 Long-term debt 130,000 105,000 55,000 Other liabilities 21,328 23,098 21,665 Stockholders' equity 397,318 386,907 398,829 Total liabilities and stockholders' equity $2,513,909 $2,469,692 $2,114,343 Balance Sheet

22 Quarters ended $000 except per share data June 30,2017 Mar. 31, 2017 June 30, 2016 Net interest and dividend income $16,408 $15,881 $13,316 Provision for loan losses 1,118 57 1,113 Net interest and dividend income, after provision 15,290 15,824 12,203 Noninterest income 4,510 6,816 2,811 Noninterest expense 13,366 13,400 12,935 Income before income taxes 6,434 9,240 2,079 Provision for income taxes 2,566 1,753 721 Net income $3,868 $7,487 $1,358 Earnings per common share: Basic $0.16 $0.31 $0.06 Diluted $0.16 $0.31 $0.05 Income Statement Note: Excluding a gain on the sale of the remaining available for sale debt securities portfolio, Q2 '17 net income was $3,273, or $0.14 per diluted share. Excluding the NRS gain, loss on sale of mutual funds, and the reversal of a state tax valuation allowance, Q1 '17 net income was $2,652, or $0.11 per diluted share.

23 Loans and Deposits $000 June 30, 2017 Dec. 31, 2016 Dec. 31, 2015 Loans 1-4 family residential $895,015 $854,478 $602,138 Home equity 84,615 79,132 77,633 Commercial real estate 756,093 686,522 559,609 Construction 78,062 75,950 79,386 Total real estate loans 1,813,785 1,696,082 1,318,766 Commercial business 227,262 205,832 182,536 Consumer 25,047 29,707 39,075 Total loans $2,066,094 $1,931,621 $1,540,377 Deposits NOW and demand $359,877 $331,508 $288,143 Regular savings 246,484 262,984 287,344 Money market 674,593 573,204 368,050 Certificates of deposit 362,261 340,114 311,978 Brokered money market 44,728 53,357 41,807 Brokered certificates of deposit 277,320 247,520 136,527 Total deposits $1,965,263 $1,808,687 $1,433,849 Loans / total deposits 105% 107% 107% Loans / customer deposits 126% 128% 123%

24 Financial Highlights Quarters ended $000 except per share data June 30, 2017 Mar. 31, 2017 June 30, 2016 Performance ratios (1) ROA 0.53% 0.43% 0.25% ROE 3.29% 2.74% 1.39% Efficiency ratio 67% 75% 80% Asset Quality Nonperforming assets $12,811 $13,109 $14,983 Nonperforming assets / total assets 0.51% 0.53% 0.67% Allowance for loan losses / total loans 0.97% 0.95% 1.07% Allowance for loan losses / nonperforming loans 155% 144% 121% Net charge-offs (recoveries) $76 $(68) $19 Net charge-offs (recoveries) / average loans, annualized 0.01% (0.01)% —% Capital metrics Common shares outstanding 26,860,988 26,858,328 27,397,842 Book value per share $14.79 $14.78 $14.31 Tangible book value per share $14.42 $14.40 $13.90 Tangible common equity / tangible assets 15.47% 15.55% 17.08% (1) Q2 '17 excludes gain on sale of remaining available for sale debt securities portfolio. Q1 '17 excludes NRS gain, loss on sale of mutual funds and the reversal of a state tax valuation allowance.